SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2003
                         -------------------------------


                             AUTOCORP EQUITIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)



      000-15216                                            87-0522501
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(Commission File Number)                       (IRS Employer Identification No.)



                  1701 Legacy Dr., Suite 2200 Frisco, TX 75034
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               (Address of Principal Executive Offices) (Zip Code)


                                 (214) 618-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrants Certifying Accountant

         (a.) The Company has dismissed its Certifying Accountant, KBA Group LLP, effective October 29, 2003.

         (b.) The principal accountant's reports for the last two fiscal years did not contain adverse opinions as to the Company's financial statements but were modified to express concern as to the Company's ability to continue as a going concern.

         (c.) The decision to change the Company's accountants was approved by the Company's Board of Directors.

         (d.) During the last two most recent fiscal years or in the subsequent period ended June 30, 2003, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (e.) The Company has engaged the accounting firm of Ehrenkrantz Sterling & Co. LLC of Livingston, New Jersey effective October 30, 2003.

         (f.) Effective October 29, 2003, Ehrenkrantz Sterling & Co., LLC has been retained as the independent auditor of Autocorp
                  Equities, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2003. Prior to the engagement, Registrant did not consult with regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Ehrenkrantz Sterling & Co., LLC, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit
         Number       Description
         -------      -----------

          16.1        Letter from former accountants, KBA Group LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date:  October 29, 2003               AUTOCORP EQUITIES, INC.

                                      (Registrant)


                                       /s/ Charles Norman
                                     -------------------------------------------
                                     Charles Norman
                                     Chief Executive Officer